                                SCHEDULE 13E-3
                                (Rule 13e-100)

       Transaction Statement Pursuant To Section 13(e) Of The Securities
                Exchange Act Of 1934 and Rule 13e-3 Thereunder

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                       Rule 13e-3 Transaction Statement
      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            (Amendment No.       )


                       EMONS TRANSPORTATION GROUP, INC.
         -------------------------------------------------------------
                             (Name of the Issuer)

                       EMONS TRANSPORTATION GROUP, INC.
         -------------------------------------------------------------
                     (Name of Person(s) Filing Statement)

             $.14 Series A Cumulative Convertible Preferred Stock
         -------------------------------------------------------------
                        (Title of Class of Securities)

                                  291575-207
          -----------------------------------------------------------
                     (CUSIP Number of Class of Securities)

      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement):

                             Mr. Scott F. Ziegler,
                Senior Vice President, Chief Financial Officer,
                           Controller and Secretary
                       Emons Transportation Group, Inc.
                              96 S. George Street
                           York, Pennsylvania 17401
                          Telephone No.: 717-771-1700

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          It is respectfully requested that copies of any notices
and communications be sent to:

                            David J. Schwartz, Esq.
                          Anderson Kill & Olick, P.C.
                          1251 Avenue of the Americas
                           New York, New York 10020
                          Telephone No.: 212-278-1509


This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.
c.  [ ]  A tender offer.

d.  [ ]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:
[X]

Calculation of Filing Fee

          Transaction
           Valuation                    Amount of Filing Fee
          -----------                   --------------------
           $2,135,661                           $427.13


[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid: ______________
Form or registration no.: ____________
Filing party:_________________________
Date filed:___________________________

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          This Rule 13e-3 Transaction Statement (the "Statement") is being filed in connection with the filing by Emons Transportation Group, Inc. ("Emons" or the "Company") with the Securities and Exchange Commission (the "Commission") on _________, 1999 of a Proxy Statement on Schedule 14A (as the same may be amended, the "Proxy Statement") in connection with a special meeting of the stockholders of Emons. At such meeting, the stockholders of Emons will vote upon the adoption of a merger proposal wherein the Company will merge with a newly-formed, wholly-owned subsidiary of the Company, with the Company being the surviving corporation in the merger.

          The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Schedule 14A which is attached hereto as Exhibit A, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

ITEM IN SCHEDULE
------------------                 CAPTION OR LOCATION IN
13E-3                                  PROXY STATEMENT
------------------  -----------------------------------------------------
Item 1(a).........  "Introduction"

Item 1(b).........  "VOTING - Voting Rights and Proxy and Written
                    Consent Information - Record Date"; "MERGER
                    PROPOSAL - The Merger Proposal"; "DESCRIPTION OF SECURITIES - Convertible Preferred Stock"
Item 1(c).........  "MARKET FOR COMPANY'S COMMON STOCK
                    AND RELATED SECURITY HOLDER MATTERS"
Item 1(d).........  "PRO FORMA FINANCIAL INFORMATION -
                    Convertible Preferred Stockholders"; "SPECIAL FACTORS - Timing of Transaction"
Item 1(e).........  **
Item 1(f).........  **
Item 2............  *
Item 3(a)-(b).....  **
Item 4(a).........  "MERGER PROPOSAL"

*  This Item is located in the Schedule 13E-3 only.
**  The Item is inapplicable or the answer thereto is in the negative.

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Item 4(b).........  **
Item 5(a)-(g).....  "MERGER PROPOSAL"
Item 6(a).........  **
Item 6(b).........  *
Item 6(c)-(d).....  **
Item 7(a).........  "SPECIAL FACTORS - Reasons for Proposed
                    Structure"
Item 7(b).........  "SPECIAL FACTORS - Background of Merger Proposal
                    and Alternatives Considered"
Item 7(c).........  "SPECIAL FACTORS - Reasons for Proposed
                    Structure" and "-Timing of Transaction"
Item 7(d).........  "SPECIAL FACTORS - Effects of the Merger
                    Proposal"; "MERGER PROPOSAL" - Federal Income
                    Tax Consequences of Merger" "- Consequences to Holders of Convertible Preferred Stock";
                    "- Consequences to Holder of Existing Common Stock"; "- Consequences of Exercising Appraisal Rights"; and "- Consequences to the Company"
Item 8(a)-(b).....  "SPECIAL FACTORS - Recommendation of the Board
                    of Directors; Fairness"; "- Opinion of Financial Advisor"; "- Discounted Free Cash Flow Analysis";
                    "- Comparable Public Company Analysis"; and "- The Company's Strategic Business Plan"
Item 8(c).........  "VOTING - Voting Rights and Proxy and Written
                    Consent Information"
Item 8(d).........  "SPECIAL FACTORS - Recommendation of the Board
                    of Directors; Fairness"
Item 8(e).........  "VOTING - Vote Required"
Item 8(f).........  **

*  This Item is located in the Schedule 13E-3 only.
**  The Item is inapplicable or the answer thereto is in the negative.

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Item 9(a)-(b).....  "SPECIAL FACTORS - Opinion of Financial Advisor"
                    and "- Comparable Public Company Analysis" and "MERGER PROPOSAL - Code Section 305 Considerations"
Item 9(c).........  *
Item 10(a)-(b)....  **
Item 11...........  **
Item 12(a)........  "VOTING - Vote of Directors and Officers" and
                    "-Vote of Escrow Agent"
Item 12(b)........  **
Item 13(a)........  "APPRAISAL RIGHTS OF DISSENTING
                    STOCKHOLDERS"
Item 13(b)-(c)....  **
Item 14(a)........  "SPECIAL FACTORS - Pro Forma Financial
                    Information"
Item 14(b)........  "INCORPORATION OF CERTAIN DOCUMENTS BY
                    REFERENCE"
Item 15(a)........  *
Item 15(b)........  "SPECIAL FACTORS - Opinion of Financial Advisor"
Item 16...........  *
Item 17(a)........  *
Item 17(b)........  "SPECIAL FACTORS - Opinion of Financial Advisor";
                    Annex B-1, B-2 and B-3 to the Proxy Statement; "MERGER PROPOSAL - Code Section 305 Considerations" and Annex D to the Proxy Statement
Item 17(c)........
Item 17(d)........
Item 17(e)........  "APPRAISAL RIGHTS OF DISSENTION
                    STOCKHOLDERS" and Annex E to the Proxy
                    Statement
Item 17(f)........  **

*  This Item is located in the Schedule 13E-3 only.
**  The Item is inapplicable or the answer thereto is in the negative.

                                      -5-
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Item 1.    Issuer and Class of Security Subject to the Transaction.
---------  --------------------------------------------------------

          (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is Emons Transportation Group, Inc. The address of the issuer is 96 South George Street, York, Pennsylvania 17401.

          (b) The exact title of the security which is the subject of the Rule 13e-3 transaction is the "$.14 Series A Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock")." The number of shares of Convertible Preferred Stock outstanding as of February 10, 1999 was 1,485,543. Such shares were held of record as of such date by approximately 648 holders.

          (c) The information set forth in the section of the Proxy Statement entitled "MARKET FOR COMPANY'S COMMON STOCK AND RELATED SECURITY MATTERS" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (d) No dividend has been paid during the past two years with respect to the Convertible Preferred Stock. As of February 10, 1999, the accrued but unpaid amount of dividends on the Convertible Preferred Stock was $1.19 per share. The Company is not obligated to pay such accrued and unpaid dividends. There are no restrictions on the Company's present or future ability to pay dividends on the Convertible Preferred Stock.

          (e) The issuer has not during the past three years made an underwritten public offering of any securities issued by it.

          (f) The issuer has not purchased any securities issued by it since July 1, 1997 (the commencement of the issuer's second full fiscal year preceding the date of this schedule).


Item 2.  Identity and Background.
------   -----------------------

          The person filing this statement is the issuer of the Convertible Preferred Stock, the equity security which is the subject of the Rule 13e-3 transaction.


Item 3.   Past Contacts, Transactions or Negotiations.
------    -------------------------------------------

          (a)-(b)  Not applicable.

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Item 4.   Terms of the Transaction.
------    ------------------------

          (a) The information set forth in the section of the Proxy Statement entitled "MERGER PROPOSAL" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (b)  Not applicable.


Item 5.  Plans or Proposals of the Issuer or Affiliate.
------   ---------------------------------------------

          The issuer has no plans or proposals regarding activities or transactions to occur after the Rule 13e-3 transaction which would relate to or result in:

          (a) An extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the issuer or any of its subsidiaries;

          (b) A sale or transfer of a material amount of assets of the issuer or any of its subsidiaries;

          (c) Any change in the present board of directors or management of the issuer;

          (d) Any material change in the present dividend rate or policy (except that no shares of Convertible Preferred Stock will be outstanding after the 13e-3 transaction) or indebtedness or capitalization of the issuer;

          (e) Any other material change in the issuer's corporate structure or business;

          (f) A class of equity securities of the issuer (other than the Convertible Preferred Stock) becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act; or

          (g) The suspension of the issuer's obligation to file reports pursuant to Section 15(d) of the Act.


Item 6.  Source and Amounts of Funds or Other Consideration.
------   --------------------------------------------------

          (a)  Not applicable.

          (b) The issuer will be responsible for paying all expenses incurred in

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connection with the Rule 13e-3 transaction.  Set forth below is a statement of expenses incurred or to be incurred in connection with the Rule 13e-3:

          Filing fees............... $427.13
          Legal and accounting fees. $90,000
          Printing costs.............$45,000
          Fees of financial advisor..$50,000
          Fees of Transfer Agent.....$15,000

          (c)  Not applicable.

          (d)  Not applicable.


Item 7.  Purpose(s), Alternatives, Reasons and Effects.
------   ---------------------------------------------

          (a) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Reasons for Proposed Structure" is incorporated herein by reference in response to this item pursuant to Instruction D of
Schedule 13E-3.

          (b) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Background of the Merger Proposal and Alternatives Considered" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (c) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Reasons for Proposed Structure" and "- Timing of Transaction" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.


          (d) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Effects of the Merger Proposal"; "MERGER PROPOSAL - Federal Income Tax Consequences of Merger"; "- Consequences to Holders of Convertible Preferred Stock"; "- Consequences to Holder of Existing Common Stock"; "- Consequences of Exercising Appraisal Rights" and "- Consequences to the Company" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.


Item 8.  Fairness of the Transaction.
------   ---------------------------

          (a)-(b) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Recommendation of the Board of Directors; Fairness"; "- Opinion

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of Financial Advisor"; "- Discounted Free Cash Flow Analysis"; "- Comparable
Public Company Analysis"; and "- The Company's Strategic Business Plan" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (c) The information set forth in the section of the Proxy Statement entitled "VOTING - Voting Rights and Proxy and Written Consent Information" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (d) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Recommendation of the Board of Directors; Fairness" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (e) This transaction was approved by a majority of the directors of the issuer who are not employees of the issuer.

          (f)  Not applicable.


Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.
------   ------------------------------------------------------

          (a)-(b) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Opinion of Financial Advisor"; "- Comparable Public Company Analysis" and "MERGER PROPOSAL - Code Section 305 Considerations" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (c) The report of the Company's Financial Advisor shall be made available for inspection and copying at the principal executive offices of the issuer during its regular business hours by any interested equity security holder of the issuer or his or her representative who has been so designated in writing. A copy of such report will be transmitted by the issuer to any interested equity security holder of the issuer or his or her representative who has been so designated in writing upon written request and at the expense of the requesting security holder.


Item 10.  Interest in Securities of the Issuer.
-------   ------------------------------------

          (a) No shares of Convertible Preferred Stock are beneficially owned by any pension, profit sharing or similar plan of the issuer, by any person described in Instruction C of Schedule 13E-3 or by any subsidiary of the issuer.

          (b) No transaction in the Convertible Preferred Stock was effected during the past 60 days by any person referred to in paragraph (a) of this Item.

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Item 11.  Contracts, Arrangements or Understandings With Respect
-------   ------------------------------------------------------
          to the Issuer's Securities.
          --------------------------

          No contract, arrangement, understanding or relationship exists in connection with the Rule 13e-3 transaction between the issuer and any other person.


Item 12.  Present Intention and Recommendation of Certain Persons
-------   -------------------------------------------------------
          with Regard to the Transaction.
          ------------------------------

          (a) The information set forth in the sections of the Proxy Statement regarding the current intentions of the Escrow Agent (as such term is defined in the Proxy Statement) and officers and directors of the issuer in responding to the solicitation and entitled "VOTING - Vote of Directors and Officers" and "- Vote of Escrow Agent" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (b) Other than the recommendation by the issuer's board of directors, the issuer is not aware of any recommendation regarding the Rule 13e-3 transaction by any person referred to in paragraph (a) of this item.


Item 13.  Other Provisions of the Transaction.
-------   -----------------------------------

          (a) Holders of Convertible Preferred Stock are entitled to appraisal rights in connection with the Rule 13e-3 transaction. The information regarding appraisal rights is set forth in the section of the Proxy Statement entitled "APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS" which is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

          (b)  Not applicable.

          (c)  Not applicable.


Item 14.  Financial Information.
-------   ---------------------

          Financial information set forth in, or incorporated by reference in, the Proxy Statement, is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.

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Item 15.  Persons and Assets Employed, Retained or Utilized.
-------   -------------------------------------------------

          (a) Officers and employees of the issuer may assist the issuer in making the solicitation made in the Proxy Statement but will not be additionally compensated for any activities in that regard.

          (b) Other than Ferris, Baker Watts, Inc., the issuer has not employed or retained, and does not intend to employ or retain, any person to make solicitations or recommendations in connection with the Rule 13e-3 transaction. The information set forth in the section of the Proxy Statement regarding Ferris, Baker Watts, Inc. and entitled "SPECIAL FACTORS - Opinion of Financial Advisor" is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.


Item 16.  Additional Information.
-------   ----------------------

          None


Item 17.  Material to be Filed as Exhibits.
-------   --------------------------------

          (a)  Not applicable.

          (b) Opinions of Ferris, Baker Watts, Inc. dated February 22, 1999 and March __, 1999 and supporting analysis attached to Proxy Statement as Annex B-1, B-2 and B-3. Valuation Opinion of Ferris, Baker Watts, Inc. dated February 22, 1999 and attached to Proxy Statement as Annex D.

          (c)  Not applicable.

          (d) Preliminary Copy - Proxy Statement.

          (e) Description of appraisal rights in response to this item is incorporated herein by reference to the Proxy Statement referred to in paragraph
(d) above pursuant to Instruction D of Schedule 13E-3.

          (f)  None

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                                   SIGNATURE


          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                          March 9, 1999
                                         ________________________________
                                               Date

                                          /s/ Scott F. Ziegler
                                         ________________________________
                                             (Signature)

                                         /s/ Scott F. Ziegler, Secretary
                                         ________________________________
                                            (Name and Title)

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